MONTHLY SERVICER'S CERTIFICATE

                          CARMAX AUTO SUPERSTORES, INC.

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                             CARMAX AUTO OWNER TRUST
                                  SERIES 2001-2

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


Collection Period                02/01/02-02/28/02
Determination Date                         3/11/02
Distribution Date                          3/15/02



Pool Balance

  1 .  Pool Balance on the close of the last day of the preceding
       Collection Period                                                                    $      573,987,661.49

  2 .  Collections allocable to Principal                                                   $       18,528,630.32

  3 .  Purchase Amount allocable to Principal                                               $                0.00

  4 .  Defaulted Receivables                                                                $          485,942.16

                                                                                               -------------------
                                                                                               -------------------
  5 .  Pool Balance on the close of the last day of the Collection Period                   $      554,973,089.01
       (Ln1 - Ln2 - Ln3 - Ln4 - Ln5)

  6 .  Initial Pool Balance                                                                 $      641,725,018.29



                                                                 Beginning                            End
  7 .  Portfolio Balances                                        of Period                         of Period
                                                            ------------------------------------------------------
                                                            ------------------------------------------------------

       a. Class A-1 Note Balance                            $    80,262,643.20             $        61,248,070.72
       b. Class A-2 Note Balance                            $   178,000,000.00             $       178,000,000.00
       c. Class A-3 Note Balance                            $   178,000,000.00             $       178,000,000.00
       d. Class A-4 Note Balance                            $   124,890,000.00             $       124,890,000.00
       e. Certificate Balance                               $    12,835,000.00             $        12,835,000.00
                                                              -----------------                -------------------
                                                              -----------------                -------------------
       f. Total Portfolio Balance (sum a - e)               $   573,987,643.20             $       554,973,070.72

  8 .  Pool Factors

       a. Class A-1 Note Pool Factor                                 0.5423152                          0.4138383
       b. Class A-2 Note Pool Factor                                 1.0000000                          1.0000000
       c. Class A-3 Note Pool Factor                                 1.0000000                          1.0000000
       d. Class A-4 Note Pool Factor                                 1.0000000                          1.0000000
       e. Certificate Pool Factor                                    1.0000000                          1.0000000
                                                              -----------------                -------------------
                                                              -----------------                -------------------
       f. Aggregate Pool Factor                                      0.8944449                          0.8648145

  9 .  Weighted Average Coupon                                                              %               11.14%

 10 .  Weighted Average Original Term                                                      months           60.13

 11 .  Weighted Average Remaining Term                                                     months           50.19

Collections

 12 .  Finance Charge:

       a. Collections allocable to Finance Charge                                           $        5,238,070.24
       b. Liquidation Proceeds allocable to Finance Charge                                  $               39.29
       c. Purchase Amount allocable to Finance Charge                                       $                0.00
                                                                                               -------------------
                                                                                               -------------------
       d. Available Finance Charge Collections (sum a - c)                                  $        5,238,109.53

 13 .  Principal:
       a. Collections allocable to Principal                                                $       18,528,630.32
       b. Liquidation Proceeds allocable to Principal                                       $           12,319.08
       c. Purchase Amount allocable to Principal                                            $                0.00
                                                                                               -------------------
                                                                                               -------------------
       d. Available Principal Collections (sum a - c)                                       $       18,540,949.40

 14 .  Total Finance Charge and Principal Collections (13d + 14d)                           $       23,779,058.93

 15 .  Interest Income from Collection Account                                              $           31,882.13

                                                                                               -------------------
                                                                                               -------------------
 16 .  Available Collections (Ln15 + Ln16)                                                  $       23,810,941.06

Required Payment Amount

 17 .  Total Servicing Fee
       a. Monthly Servicing Fee                                                             $          478,323.05
       b. Amount Unpaid from Prior Months                                                   $                0.00
       c. Amount Paid                                                                       $          478,323.05
                                                                                               -------------------
                                                                                               -------------------
       d. Shortfall Amount (a + b - c)                                                      $                0.00

 18 .  Noteholder Interest Amounts
       a. Class A-1 Monthly Interest                                                        $          124,915.43
       b. Class A-1 Monthly Interest Carryover Shortfall                                    $                0.00
       c. Interest Due on Class A-1 Monthly Interest Carryover Shortfall                    $                0.00
                                                                                               -------------------
                                                                                               -------------------
       d. Total Class A-1 Note Interest (sum a - c)                                         $          124,915.43

       e. Class A-2 Monthly Interest                                                        $          373,800.00
       f. Class A-2 Monthly Interest Carryover Shortfall                                    $                0.00
       g. Interest Due on Class A-2 Monthly Interest Carryover Shortfall                    $                0.00
                                                                                               -------------------
                                                                                               -------------------
       h. Total Class A-2 Note Interest (sum e-g)                                           $          373,800.00

       i. Class A-3 Monthly Interest                                                        $          492,466.67
       j. Class A-3 Monthly Interest Carryover Shortfall                                    $                0.00
       k. Interest Due on Class A-3 Monthly Interest Carryover Shortfall                    $                0.00
                                                                                               -------------------
                                                                                               -------------------
       l. Total Class A-3 Note Interest (sum i-k)                                           $          492,466.67

       m. Class A-4 Monthly Interest                                                        $          410,055.50
       n. Class A-4 Monthly Interest Carryover Shortfall                                    $                0.00
       o. Interest Due on Class A-4 Monthly Interest Carryover Shortfall                    $                0.00
                                                                                               -------------------
                                                                                               -------------------
       p. Total Class A-4 Note Interest (sum m-o)                                           $          410,055.50

       q. Total Monthly Note Interest                                                       $        1,401,237.60
       r. Total Monthly Note Interest Carryover Shortfall                                   $                0.00
       s. Total Interest Due on Monthly Note Interest Carryover Shortfall                   $                0.00
                                                                                               -------------------
                                                                                               -------------------
       t. Total Note Interest (sum q - s)                                                   $        1,401,237.60

 19 .  Noteholder Principal Amounts
       a. Class A-1 Monthly Note Principal                                                  $       19,014,572.48
       b. Class A-2 Monthly Note Principal                                                  $                0.00
       c. Class A-3 Monthly Note Principal                                                  $                0.00
       d. Class A-4 Monthly Note Principal                                                  $                0.00
                                                                                               -------------------
                                                                                               -------------------
       e. Total Monthly Note Principal                                                      $       19,014,572.48

 20 .  Certificateholder Interest Amounts
       a. Monthly Certificate Interest                                                      $           44,708.58
       b. Monthly Certificate Interest Carryover Shortfall                                  $                0.00
       c. Interest Due on Monthly Certificate Interest Carryover Shortfall                  $                0.00
                                                                                               -------------------
                                                                                               -------------------
       d. Total (sum a - c)                                                                 $           44,708.58

       e. Total Certificate Interest                                                        $           44,708.58

 21 .  Monthly Certificate Principal                                                        $                0.00

 22 .  Required Payment Amount                                                              $       20,938,841.71

Insurance Payment Amount

 23 .  Insurance Premium(s) Due
       a. Current Amount Due                                                                $           71,429.58
       b. Overdue Premiums                                                                  $                0.00
       c. Amount Paid                                                                       $           71,429.58
                                                                                               -------------------
                                                                                               -------------------
       d. Shortfall Amount (a + b - c)                                                      $                0.00

 24 .  Unreimbursed Insurance Payments
       a. Current Amount Due                                                                $                0.00
       b. Interest                                                                          $                0.00
       c. Amount Paid                                                                       $                0.00
                                                                                               -------------------
                                                                                               -------------------
       d. Shortfall Amount (a + b - c)                                                      $                0.00

 25 .  Insurance Payment Amount                                                             $           71,429.58

Available Funds

 26 .  Available Collections                                                                $       23,810,941.06

 27 .  Reserve Account Draw Amount                                                          $                0.00

 28 .  Policy Claim Amount                                                                  $                0.00
       Available Funds                                                                      $       23,810,941.06
Collection Account Activity

 29 .  Deposits
       a. Total Daily Deposits of Finance Charge Collections                                $        5,238,109.53
       b. Total Daily Deposits of Principal Collections                                     $       18,540,949.40
       c. Withdrawal from Reserve Account                                                   $                0.00
       d. Policy Claim Amount                                                               $                0.00
       e. Interest Income                                                                   $           31,882.13
                                                                                               -------------------
                                                                                               -------------------
       f. Total Deposits to Collection Account (sum a - e)                                  $       23,810,941.06

 30 .  Withdrawals
       a. Servicing Fee                                                                     $          478,323.05
       b. Deposit to Note Payment Account for Monthly Note Interest/Principal               $       20,415,810.08
       c. Deposit to Certificate Payment Account for Monthly Certificate
          Interest/Principal                                                                $           44,708.58
       d. Payments to Insurer for Insurance Premium                                         $           71,429.58
       e. Reimbursement of Insurance Payments                                               $                0.00
       f. Deposit to Reserve Account                                                        $                0.00
       g. Payment to Seller of any remaining funds                                          $        2,800,669.77
                                                                                               -------------------
                                                                                               -------------------
       h. Total Withdrawals from Collection Account(sum a - g)                              $       23,810,941.06

Note Payment Account Activity

 31 .  Deposits
       a. Class A-1 Interest Distribution                                                   $          124,915.43
       b. Class A-2 Interest Distribution                                                   $          373,800.00
       c. Class A-3 Interest Distribution                                                   $          492,466.67
       d. Class A-4 Interest Distribution                                                   $          410,055.50

       e. Class A-1 Principal Distribution                                                  $       19,014,572.48
       f. Class A-2 Principal Distribution                                                  $                0.00
       g. Class A-3 Principal Distribution                                                  $                0.00
       h. Class A-4 Principal Distribution                                                  $                0.00

       i. Total Deposits to Note Payment Account (sum a - h)                                $       20,415,810.08

 32 .  Withdrawals
       a. Class A-1 Distribution                                                            $       19,139,487.91
       b. Class A-2 Distribution                                                            $          373,800.00
       c. Class A-3 Distribution                                                            $          492,466.67
       d. Class A-4 Distribution                                                            $          410,055.50
                                                                                               -------------------
                                                                                               -------------------
       e. Total Withdrawals from Note Payment Account (sum a - d)                           $       20,415,810.08

Certificate Payment Account Activity

 33 .  Deposits
       a. Certificate Interest Distribution                                                 $           44,708.58
       b. Certificate Principal Distribution                                                $                0.00
                                                                                               -------------------
                                                                                               -------------------
       c. Total Deposits to Certificate Payment Account (sum a - b)                         $           44,708.58

 34 .  Withdrawals
       a. Certificate Distribution                                                          $           44,708.58
                                                                                               -------------------
                                                                                               -------------------
       b. Total Withdrawals from Certificate Payment Account                                $           44,708.58

Required Reserve Account Amount

    If no Required Reserve Account Increase Event has occurred, the Required
    Reserve Account Amount is equal to the lesser of: (Ln36 or Ln37)

 35 .  Greater of: (a or b)
       a. Percentage applicable times Pool Balance as of the last day
          of the  Collection Period   (percentage applicable=      2.25%   )                $       12,486,894.50
       b. $6,417,250.00                                                                     $        6,417,250.00

 36 .  Sum of Note Balance and Certificate Balance as of current Distribution Date
       (after giving effect to all principal payments on current Distribution Date)         $      554,973,070.72

    If a Required Reserve Account Increase Event has occurred, the Required
    Reserve Account Amount is equal to the Required Reserve Account
    Increase Amount:

 37 .  Greater of: (a or b)
       a. Percentage applicable times Pool Balance as of the last day
          of the  Collection Period   (percentage applicable=      4.50%   )                $       24,973,789.01
       b. $12,834,500.37                                                                    $       12,834,500.37

 38 .  Required Reserve Account Amount                                                      $       12,486,894.50

Reserve Account Reconciliation

 39 .  Beginning Balance (as of Preceding Distribution Date)                                $       12,914,722.38

 40 .  Investment Earnings                                                                  $           18,494.61

 41 .  Reserve Account Draw Amount                                                          $                0.00

                                                                                               -------------------
                                                                                               -------------------
 42 .  Reserve Account Amount (Ln 40 + Ln41 - Ln42)                                         $       12,933,216.99

 43 .  Deposit from Excess Available Funds                                                  $                0.00

 44 .  Payment to Seller if Reserve Account Balance exceeds Required
       Reserve Amount                                                                       $          446,322.49

                                                                                               -------------------
                                                                                               -------------------
 45 .  Ending Balance (Ln43 + Ln44 - Ln45)                                                  $       12,486,894.50

 46 .  Reserve Account Deficiency (Ln39 - Ln46)                                             $                0.00

Instructions to the Trustee

 47 .  Amount to be deposited from the Reserve Account into the Collection Account          $                0.00

 48 .  Amount to be paid to Servicer from the Collection Account                            $          478,323.05

 49 .  Amount to be deposited from the Collection Account into the Note
       Payment Account                                                                      $       20,415,810.08

 50 .  Amount to be deposited from the Collection Account into the Certificate
       Payment Account                                                                      $           44,708.58

 51 .  Amount to be paid to Insurance Provider from the Collection Account                  $           71,429.58

 52 .  Amount to be deposited from the Collection Account into the Reserve Account          $                0.00

 53 .  Amount to be paid to Seller from the Reserve Account if Reserve
       Account Balance Exceeds Required Reserve Amount                                      $          446,322.49

 54 .  Amount to be paid to Seller from the Collection Account for any
       remaining Available Funds                                                            $        2,800,669.77

 55 .  Amount to be paid to Class A-1 Noteholders from the Note Payment Account             $       19,139,487.91

 56 .  Amount to be paid to Class A-2 Noteholders from the Note Payment Account             $          373,800.00

 57 .  Amount to be paid to Class A-3 Noteholders from the Note Payment Account             $          492,466.67

 58 .  Amount to be paid to Class A-4 Noteholders from the Note Payment Account             $          410,055.50

 59 .  Amount to be paid to Certificateholders from the Certificate Payment Account         $           44,708.58

Net Loss and Delinquency Activity

 60 .  Cumulative Net Losses                                                                $          948,907.81

 61 .  Cumulative Net Loss Percentage
       a. For the current Collection Period                                                 %              0.1479%
       b. Has a Required Reserve Account Increase Event occurred?                                      NO
       c. Has a Cumulative Net Loss Trigger Event occurred?                                            NO

 62 .  Delinquency Analysis                                      Number of                         Principal
                                                                   Loans                            Balance
                                                            ------------------------------------------------------
                                                            ------------------------------------------------------

       a. 31 to 60 days past due                                    328                     $        4,287,426.08
       b. 61 to 90 days past due                                     85                     $        1,061,492.35
       c. 91 or more days past due                                   43                     $          539,435.89
                                                            ------------------------------------------------------
                                                            ------------------------------------------------------
       d. Total (sum a - c)                                         456                              5,888,354.32


 63 .  Delinquency Ratio including Repossessions
       a. For the current Collection Period                                                 %              1.0259%
       b. For the preceding Collection Period                                               %              1.0411%
       c. For the second preceding Collection Period                                        %              0.9457%
       d. Average Delinquency Ratio (average a - c)                                         %              1.0042%
       e. Has a Required Reserve Account Increase Event occurred                                       NO
          (greater than 4.25%)?
       f. Has a Trigger Event occurred                                                                 NO

       i. Rolling 3-Month Delinquency Rate                                                          1.0042%
          Is the Rolling 3-Month Delinquency Rate greater than 5.25%                                   NO

      ii. 50% of Positive Net Income for CarMax since November 30, 2001                               N/A
          Given: $350,000,000                                                                     $350,000,000
          Total                                                                                       N/A
          Actual Net Worth as of the fiscal quarter ending February 28, 2002                          N/A
          Is Tangible Net Worth less than $350,000,000 plus 50% of CarMax's
          positive net income?                                                                         NO

     iii. Managed Assets commencing with the fiscal quarter ending February 28, 2002                  N/A
          Ratio of Tangible Net Worth to Managed Assets commencing with the
          fiscal quarter ending February 28, 2002                                                     N/A
          Is the ratio of Tangible Net Worth to Managed Assets greater than 18%?                       NO

      iv. Adjusted EBITDA commencing with the fiscal quarter ending February 28, 2002                 N/A
          Total Interest Expense commencing with the fiscal quarter ending
          February 28, 2002                                                                           N/A
          Ratio of Adjusted EBITDA to Total Interest Expense commencing with
          the fiscal quarter ending February 28, 2002                                                 N/A
          Is the ratio of Adjusted EBITDA to Total Interest Expense greater
          than 1.5 for Q1& Q2 or 1 for Q3 & Q4?                                                        NO

       v. Has CarMax had any change in control, merger or consolidation?                               0
          If yes, does CarMax have less than $75 million in cash or
          borrowing capacity?                                                                          0

IN WITNESS WHEREOF, the undersigned has duly executed this certificate on March 11, 2002.

CARMAX AUTO SUPERSTORES, INC.
============================================================
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As Servicer

By:        /s/Philip J. Dunn
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Name:      Philip J. Dunn
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Title:     Treasurer and Assistant Secretary
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